Exhibit 99.1

TrueCar Releases Third Quarter 2025 Financial Results

SANTA MONICA, Calif., Nov. 5, 2025 – TrueCar, Inc., (NASDAQ:TRUE) (the “Company,” “we,” “our,” “us,” or “TrueCar”) today announced financial results for the third quarter ended September 30, 2025.

Selected Third Quarter 2025 Financial Highlights
●Total revenue of $43.2 million, down from $47.0 million in the second quarter of 2025 and down from $46.5 million in the third quarter of 2024.
●Net income of $5.0 million, or $0.06 per share, compared to a net loss of $(7.6) million, or $(0.09) per share, in the second quarter of 2025 and a net loss of $(5.8) million, or $(0.06) per share, in the third quarter of 2024.
●Adjusted EBITDA1 of $(0.4) million, down from $(0.2) million2 in the second quarter of 2025 and down from $0.2 million in the third quarter of 2024.
●Cash Flow from Operations of $12.7 million, up from $(2.8) million in the second quarter of 2025 and up from $1.8 million in the third quarter of 2024.
●Free Cash Flow3 of $11.2 million, up from $(4.8) million in the second quarter of 2025 and up from $(0.2) million in the third quarter of 2024.
●$103.2 million of cash and cash equivalents on the balance sheet as of September 30, 2025.
Selected Third Quarter 2025 Operating Metrics
●Average monthly unique visitors of 5.6 million, up from 5.5 million in the second quarter of 2025 and down from 6.9 million in the third quarter of 2024.
●Total units of 87.5 thousand, down from 89.0 thousand in the second quarter of 2025 and down from 94.6 thousand in the third quarter of 2024.
●Franchise dealer count was 8,225 as of September 30, 2025, down from 8,292 as of June 30, 2025 and down from 8,303 as of September 30, 2024.
1 Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures,” for its definition and a reconciliation to net income (loss), the most comparable financial measure calculated and presented in accordance with GAAP.
2 In the comparable prior periods we did not adjust for transaction costs due to the confidential nature of the pending transaction. We have made that change and adjusted the prior period and year-to-date amounts presented herein to maintain comparability between the periods.
3 Free Cash Flow is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures,” for its definition and a reconciliation to cash flow from operations, the most directly comparable financial measure calculated and presented in accordance with GAAP.

●Independent dealer count was 2,794 as of September 30, 2025, down from 2,885 as of June 30, 2025 and down from 3,106 as of September 30, 2024.
Pending Acquisition
On October 15, 2025, TrueCar announced that it entered into a definitive agreement pursuant to which Fair Holdings, Inc. (“Parent”) will acquire the Company in an all-cash go-private transaction at $2.55 per share (the “Transaction”). Parent is led by TrueCar founder Scott Painter and backed by an equity commitment from Alpha Auto 2, LLC (the “Investor”). The Transaction is subject to certain closing conditions, including approval by TrueCar stockholders and receipt of regulatory approvals, if necessary. For additional information, please refer to TrueCar’s Current Report on Form 8-K filed on October 15, 2025, available here.

The Transaction is expected to close in the fourth quarter of 2025 or early 2026. Upon completion, TrueCar’s common stock will no longer be listed on the Nasdaq Stock Exchange, and TrueCar will become a private company.

Conference Call and Supporting Documents
Given the pending Transaction, TrueCar will not host an earnings conference call this quarter and will no longer provide forward-looking guidance. In addition, TrueCar’s prior guidance for any future periods should no longer be relied upon. For further information and discussion of TrueCar’s financial results, please refer to the Quarterly Report on Form 10-Q for the fiscal quarter ended September, 30, 2025 that TrueCar expects to file on November 6, 2025.
Non-GAAP Financial Measures
This document includes non-GAAP financial measures we refer to as Adjusted EBITDA and Free Cash Flow.

We define Adjusted EBITDA as net income (loss) adjusted to exclude interest income, depreciation and amortization, stock-based compensation, changes in the fair value of contingent consideration liability, transaction costs, interest accretion for terminated leases, restructuring charges, impairment of right-of-use (“ROU”) assets, other income and income taxes. We have provided below a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measures. Adjusted EBITDA should not be considered as an alternative to net income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP. In addition, our Adjusted EBITDA measure may not be comparable to similarly titled measures of other organizations as they may not calculate Adjusted EBITDA in the same manner as we calculate these measures.

We use Adjusted EBITDA as an operating performance measure because it is (i) an integral part of our reporting and planning processes; (ii) used by our management and board of directors to assess our operational performance, and together with operational objectives, as a measure in evaluating employee compensation and bonuses; and (iii) used by our management to make financial and strategic planning decisions regarding future operating investments. We believe that using Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis because it excludes variations primarily caused by changes in the excluded items noted above. In addition, we believe that Adjusted EBITDA and similar measures are widely used by investors, securities analysts, rating agencies and other parties in evaluating companies as measures of financial performance and debt service capabilities.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
●Adjusted EBITDA does not reflect the receipt of interest or the payment of income taxes;
●Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
●although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or any other contractual commitments;
●Adjusted EBITDA does not reflect interest accretion for the terminated office lease at 1401 Ocean Avenue, Santa Monica, California;
●Adjusted EBITDA does not reflect changes in the fair value of our contingent consideration liability;
●Adjusted EBITDA does not reflect impairment charges on our ROU assets associated with subleasing;
●Adjusted EBITDA does not reflect the restructuring charges associated with the reorganization of the Company’s dealer sales and service organization or the realignment of the Company’s leadership structure that began in the third quarter of 2023 and concluded in the second quarter of 2024;
●Adjusted EBITDA does not reflect severances charges associated with the departure of our former Chief Revenue Officer;
●Adjusted EBITDA does not consider the potentially dilutive impact of shares issued or to be issued in connection with stock-based compensation;
●Adjusted EBITDA does not reflect the legal, accounting, and other third-party fees and costs incurred by us in connection with the evaluation and negotiation of potential merger and acquisition transactions;
●Adjusted EBITDA does not reflect gain on legal settlements recorded within other income; and
●other companies, including companies in our own industry, may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We define Free Cash Flow as cash flow from operating activities less capital expenditures. Free Cash Flow should not be considered as an alternative to cash flow from operating activities or any other measure of liquidity calculated and presented in accordance with GAAP. In addition, our Free Cash Flow measure may not be comparable to similarly titled measures of other organizations as they may not calculate them in the same manner as we calculate this measure.

We use Free Cash Flow as a liquidity measure because it is used by management to make financial and strategic planning decisions based on cash availability after maintaining the needs of our primary business activities. We believe that using Free Cash Flow facilitates comparison of cash available for potential future investment opportunities because it excludes cash flows that are not in support of the core business operations or are from external financing.

Our use of Free Cash Flow has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
●Free Cash Flow may not reflect future contractual commitments;

●Free Cash Flow does not reflect cash flow provided by or used in financing activities, including payments made for contingent consideration, taxes on net share settlement of equity awards, proceeds from exercise of common stock options, or repurchase of common stock;
●Free Cash Flow does not reflect cash sources or uses from investing activities that are not directly associated with capital expenditures; and
●other companies, including companies in our own industry, may calculate Free Cash Flow differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, you should consider Adjusted EBITDA and Free Cash Flow alongside other financial performance and liquidity measures, including our net income (loss), our other GAAP results and various cash flow metrics. In addition, in evaluating Adjusted EBITDA, you should be aware that in the future we will incur expenses such as those that are the subject of adjustments in deriving Adjusted EBITDA and you should not infer from our presentation of Adjusted EBITDA that our future results will not be affected by these expenses or any unusual or non-recurring items.

Cautionary Note Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed Transaction, the Company’s ability to consummate the Transaction on the expected timeline or at all, the anticipated benefits of the Transaction, and the terms and the impact of the Transaction on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the Transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all; (ii) the ability of the Investor and Parent to obtain the additional financing required in connection with the Transaction; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the Transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the Transaction; (x) potential litigation relating to the Transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Transaction; (xiv) the Company’s ability to solicit an alternative transaction during the “Go-Shop” period; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It
In connection with the Transaction, the Company will file with the SEC a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the Transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE TRANSACTION.
Stockholders may obtain free copies of the proxy statement (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.
Participants in the Solicitation
The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025 under the sections entitled “Executive Officers, Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed Transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

###

About TrueCar
TrueCar is a leading automotive digital marketplace that lets auto buyers and sellers connect to our nationwide network of Certified Dealers. With access to an expansive inventory provided by our Certified Dealers, we are building the industry's most personalized and efficient auto shopping experience as we seek to bring more of the process online. Consumers who visit our marketplace will find a suite of vehicle discovery tools, price ratings and market context on new, used and Certified Pre-Owned vehicles. When they are ready, shoppers in TrueCar's marketplace can connect with a Certified Dealer in our network, who shares our belief that truth, transparency and fairness are the foundation of a great auto shopping experience. As part of our marketplace, TrueCar powers auto-buying programs for over 250 leading brands, including Sam's Club, AAA and Navy Federal Credit Union.

TrueCar has used and intends to continue to use its Investor Relations website (ir.truecar.com), LinkedIn, Facebook and X as means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

TrueCar Investor Relations Contact:
investors@truecar.com

Financial Statements and Non-GAAP Financial Measures

TRUECAR, INC.
RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended		
	September 30, 2025	**June 30, 2025**	**September 30, 2024**
Reconciliation of Net cash flow from operating activities to Free cash flow			
Net cash provided by (used in) operating activities	$ 12,722	$ (2,827)	$ 1,800
Non-GAAP adjustments:			
Purchase of property and equipment	(1,525)	(1,965)	(1,970)
Free cash flow	$ 11,197	$ (4,792)	$ (170)
Net cash used in investing activities (1)	$ (1,525)	$ (1,965)	$ (1,970)
Net cash used in financing activities	$ (529)	$ (716)	$ (13,275)

(1) Net cash used in investing activities includes purchase of property and equipment, which is included in the Company's computation of Free Cash Flows.